Exhibit 10.1

AMENDMENT NO. 2 TO PREFERRED STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO PREFERRED STOCK PURCHASE AGREEMENT dated as of July 17, 2008, by and between Global BPO Services Corp., a Delaware corporation (the “Company”) and Ares Corporate Opportunities Fund II, L.P., a Delaware limited partnership (“Purchaser”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.

W I T N E S S E T H:

WHEREAS, the Company and the Purchaser are parties to that preferred stock purchase agreement dated as of June 2, 2008 and as amended on July 15, 2008 (the “Purchase Agreement”).

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Purchase Agreement;

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. The fourth paragraph of the Purchase Agreement is amended and restated in its entirety as follows:

“WHEREAS, as soon as practicable and legally permissible after the Closing (as defined below), the Company desires to commence a tender offer (the “Tender Offer”) to purchase from its stockholders, at a price of $8.00 per share, up to the sum of: (i) 20,625,001 of the outstanding shares of common stock, $0.001 par value per share, of the Company, and (ii) 9,374,999 shares of common stock of the Company less the number of shares as to which stockholders of the Company exercise the right to convert into a pro rata share of the Trust Account (as defined below) pursuant to the Company’s amended and restated certificate of incorporation in connection with stockholder approval of the acquisition of Stream (as defined below).”

2. Section 5.1(p) of the Purchase Agreement is amended and restated in its entirety as follows:

“Charter Documents. Any indemnification agreements as well as the provisions of the certificate of incorporation and by-laws of the Company with respect to indemnification and exculpation of directors shall be reasonably satisfactory to Purchaser and the by-laws and the certificate of incorporation, as applicable, of the Company shall be amended in a manner satisfactory to Purchaser (a) to permit any director to call special meetings of stockholders, (b) to permit action by written consent of stockholders in lieu of a meeting, (c) to permit removal of directors without cause by the affirmative vote of holders of at least a majority of the votes that all stockholders would be entitled to be cast in any annual election of directors, and shall otherwise be satisfactory to Purchaser, (d) to eliminate the staggered board provisions from the certificate of incorporation and by-laws and (e) to provide holders of the Series A Convertible Preferred Stock the right to elect a number of directors proportionate to their percentage ownership of the outstanding shares of capital stock of the Company (assuming the conversion of all outstanding shares of Series A Convertible Preferred Stock).”

3. Exhibit A to the Purchase Agreement is amended and restated in its entirety with Exhibit A attached hereto.

4. Miscellaneous.

(a) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(b) Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign its rights under this Agreement with respect to the issuance of Shares to any of its Affiliates prior to the Closing Date and thereafter only with the written consent of the Company; provided that such transferee agrees in writing to be bound, with respect to the transferred rights or Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the “Purchaser.” In the event of any assignment of the rights of the Purchaser to more than one Person in accordance with this section, the provisions of this Agreement shall be deemed amended to reflect more than one Purchaser, mutatis mutandis.

(d) Non-Recourse. No past, present or future director, officer or stockholder of the Company shall have any liability for any obligations or liabilities of the Purchaser or the Company (as applicable) under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

(e) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(f) Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND

CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, STOCKHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND U.S. FEDERAL COURTS SITTING IN THE STATE OF DELAWARE. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND U.S. FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

(g) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

(h) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

GLOBAL BPO SERVICES CORP.

By:	/s/ R. Scott Murray
R. Scott Murray President and Chief Executive Officer

PURCHASER:

ARES CORPORATE OPPORTUNITIES FUND II, L.P.

By: ACOF MANAGEMENT II, L.P.,

Its General Partner

By: ACOF OPERATING MANAGER II, L.P.,

Its General Partner

By: ARES MANAGEMENT, INC.,

Its General Partner

By:	/s/Jeffrey Schwartz
Jeffrey Schwartz Vice President

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